UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1 - Reports to Stockholders

   The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AMERISTOCK

ANNUAL REPORT

June 30, 2010 | AMERISTOCK MUTUAL FUND, INC.

*The Manager’s Commentary included in this shareholder report may contain forwardlooking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Ameristock Mutual Fund	(8.60)%	12.38%	(9.52)%	(1.69)%	1.77%	7.93%
S&P 500	(6.65)%	14.43%	(9.81)%	(0.79)%	(1.59)%	5.64%
S&P 500/ Citigroup Value Index	(5.30)%	16.40%	(12.82)%	(1.90)%	0.69%	5.37%
Dow Industrials	(4.99)%	17.81%	(7.39)%	1.66%	1.68%	7.49%

Returns are for periods ending June 30, 2010, and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2010, the expense ratio of the Fund was 0.91%.

Flux, turmoil, tempest, uncertainty and volatility. What a way to open 2010.

Two years ago we witnessed a global financial crisis that led to a 50% decline in stocks and then a remarkable recovery in 2009. In 2010 we can expect…Who knows?

Watching the markets whipsaw between good and bad news this fiscal year has been like watching spectator heads at an evenly matched professional tennis match: back and forth, back and forth. Chiropractors are the only winners.

The Ameristock Mutual Fund is attempting to recover from its own neck ache. The Fund was down 8.60% for the first six months of 2010 trailing the S&P500, which was down 6.65% . For the twelve months ending June 30, 2010 (our fiscal year end) the Fund was up 12.38% and again trailed the S&P500 by about 2%. Overall, the Fund produced a mixed bag of results, which is not particularly surprising given all the flux, turmoil, tempest, and uncertainty in the market. However, hidden deep within the seemingly schizophrenic market’s noise and behavior is good information we can use. For example, Dell opened our fiscal year down 10%, then went up 20%, then down again, up another 20% and now back down 10%. During this time its sales increased and it bought Perot Systems, an IT consulting firm strong in healthcare. The underlying fundamental information supporting this move conveyed more to us about the company than a wiggly stock price. With the encroaching political environment appearing to benefit the healthcare industry, this acquisition could prove to be a better long-term indicator than the short term stock price fluctuation.

The reason we trailed the broader market the last fiscal year was largely due to Energy, as well as the fact that the amount of cash that we normally hold to meet redemptions and other normal operating expenses was not invested and therefore did not experience the general appreciation during periods when the market went up. The unexpected oil disaster in the Gulf of Mexico negatively affected both BP (which we no longer own) and Schlumberger (which we do) and consequently resulted in a direct hit on the Fund’s results. For the past six months Technology dragged down our overall performance relative to the S&P500, specifically, Texas Instruments (which we no longer own) and Dell (which we do).

2	Annual Report June 30, 2010

We think this year the economic recovery will continue at a slow pace and those firms that may benefit the most will be traditional industrials whose sales and fortune are tied closely to the general economy and growth of the government. Hence this year we have bought or added to firms like Emerson Electric, Lockheed Martin, United Technologies, and Raytheon. On a stock price basis, all four have performed better than the S&P 500 through the end of June. We think all four could do even better down the road.

We believe the slow economy will help build banks’ balance sheets over time but until they are stronger, investments in the banking industry represent a risk we are not wanting to take. In our view, there are a number of possible short-term scenarios that could affect the direction of bank stocks. One scenario that could play out over the next six months is a government free pass — the Fed could keep interest rates low and banking regulators could continue to ease up on credit analysis and loan re-pricing. If this occurs, bank earnings may surprise on the upside and those stocks could take off. This scenario more than likely could be detrimental to our performance.

On the other hand, in another future scenario, credit could remain tight and the economy could experience a double-dip recession. If this were to occur, we think banks’ balance sheets are not strong enough to withstand another economic slow-down and would suffer losses. We base our decisions on long-term fundamentals, not short-term government whims and thus have concluded that Fund investment in the banking sector represents a risk not worth taking at this time.

Talking about the long run, you will start to see 10 year charts like the one below showing how the largest 20 money market funds did as compared to the stock market.

The stock market will look terrible in these charts and undoubtedly aggressive marketers will try to convince you to avoid stocks and seek alternate investments. We believe following that advice would be a mistake.

1-800-394-5064 ■ www.ameristock.com	3

MANAGER’S COMMENTARY (continued)

We did a study of the returns you would have made in the stock market ten years after a prolonged (ten year) bear market that saw negative price returns. In other words, we looked at how stocks did in the 10 years following a terrible 10 years, much like the situation we are in today. Our findings were more than hopeful. Since 1871 (over 130 years ago) the S&P500 has returned nothing but grief and losses over 10 year stretches 25 times (about 18% of the time). 23 of those 25 years were grouped together. For example, during the Great Depression the S&P500 had 6 almost back to back bad 10 year periods. The 10 year price return of the S&P500 ending in 2009 was negative and, given how bad periods tend to bunch up, we can probably expect the 10 year price return in the next year or two to be less than stellar. However, we found that in 96% of the subsequent 10 year periods, the price appreciation of the stock market was positive and often substantially so. As a matter of fact, 40% of the time the next 10 years saw the stock market more than double. We have discussed in prior Manager Commentaries about how we believed forward market expectations in the 5-7 1/ 2% annualized range could be attained. Such a return would double the stock market price in the next 10 years or so. 2

So, we think you should take with a grain of salt anyone trying to talk you out of stocks now (unless it is for normal rebalancing) and remember that the word ‘alternative’ in alternative asset class liked hedge funds, commodities, gold or currencies does not necessarily mean superior. It simply means different; it could mean inferior.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber	Andy Ngim
(July 8, 2010)

[1]	20 largest money market funds (by assets) based upon Crane Data’s Money Fund Intelligence Distribution Survey.
[2]	Study source: Fastset.

The statements and opinions expressed in the report are those of the authors. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s investment objective is total return through capital appreciation and current income by investing primarily in equity securities. Stocks have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Value securities may not increase in price as anticipated or may decline further in value. Past performance does not guarantee future results.

The S&P 500 Index is a broad–based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The S&P 500/Citigroup Value Index is a market value weighted index of stocks in the S&P 500 which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs.

4	Annual Report June 30, 2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE AMERISTOCK MUTUAL FUND (AMSTX) AND THE S&P 500 INDEX (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS		CALENDAR YEAR RETURNS
AS OF JUNE 30, 2010
Ameristock		Calendar
Mutual Fund, Inc.	Return	Year Returns	AMSTX	S&P 500 Index
6 Month	(8.60)%	2009	29.71%	26.46%
1 Year	12.38%	2008	(34.19)%	(37.00)%
5 Years	(1.69)%	2007	0.54%	5.49%
10 Years	1.77%	2006	17.94%	15.79%
Since Inception - 8/31/1995	7.93%	2005	(2.88)%	4.91%
		2004	5.52%	10.88%
		2003	21.27%	28.67%
		2002	(16.00)%	(22.09)%
		2001	1.25%	(11.89)%
		2000	20.70%	(9.10)%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2010, the expense ratio of the Fund was 0.91% .

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

1-800-394-5064 ■ www.ameristock.com	5

INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2010

TOP 10 EQUITY HOLDINGS* AS OF JUNE 30, 2010
Company	% of Net Assets
Berkshire Hathaway Inc., Class A	5.14%
TJX Cos. Inc.	4.61%
United Technologies Corp.	4.55%
International Business Machines Corp.	4.54%
Lockheed Martin Corp.	4.31%
Marsh & McLennan Cos. Inc.	4.29%
Merck & Co. Inc.	4.27%
AT&T Inc.	4.24%
Amgen Inc.	4.22%
Accenture Ltd., Class A	4.16%
* Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

6	Annual Report June 30, 2010

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2010 and held until June 30, 2010.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 01/01/10	Ending Account Value at 06/30/10	Expense Paid During Period* 01/01/10-06/30/10
Actual Fund Return	$1,000.00	$914.00	$4.32
Hypothetical Fund Return	$1,000.00	$1,020.28	$4.56

*	Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (181) divided by 365 days in the current year (to reflect the half year period).

1-800-394-5064 ■ www.ameristock.com	7

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Ameristock Mutual Fund, Inc. (the “Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Name, Address, and Age[1]	Positions(s) Held with the Fund	Term of Office and Length of Time Served[2]
INDEPENDENT DIRECTORS	Director	Since 1995
Alev Efendioglu, PhD. (67)

Stephen J. Marsh (57)	Director	Since 1995

Steven A. Wood (61)	Director	Since 2001

INTERESTED DIRECTORS Nicholas D. Gerber (47) [5]	Chairman of the Board of Directors, President, Treasurer and Chief Legal Officer	Since 1995, except Chief Legal Officer since 2003

Andrew F. Ngim (50) [5]	Director	Since 1995
OFFICERS Howard Mah (46) 1329 Harbor Bay Parkway Suite 145 Alameda, CA 94502	Secretary; Chief Compliance Officer	Secretary since 1995; Chief Compliance Officer since 2004
Kim Storms (38) ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Assistant Secretary	Since 2005

[1]	Each director may be contacted by writing to the director, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

[2]	Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.

[3]

A fund complex is defined to include registered investment companies with a common investment advisor or an advisor which is an affiliated person. As of the date of these financial statements, the Fund is the only investment company in the fund complex.

8	Annual Report June 30, 2010

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[3]	Other Directorships Held by Director[3]
Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	1	0
President, Bridgeway Cellars, Inc. (winery) (2003-Present).	1	0
President and Chief Economist, Insight Economics LLC (economic consulting firm) (2003-Present).	1	0
President and director, Ameristock Corporation (the “Adviser”), (1995-Present); President and director, Wainwright Holdings, Inc (“Wainwright”) (financial services holding company) (2004-Present); Chief Investment Officer and director, Lyons Gate Reinsurance Company Ltd. (“Lyons Gate”) (2004-2009); President, Chief Executive Officer, Chairman and management director, United States Commodity Funds, LLC (“Commodity Funds”) (commodity pool operator) (2005-Present).	1	0
Director of the Adviser (1995-Present); Managing Director of the Adviser (1999-Present); Director, Wainwright (2004-Present); Treasurer and management director, Commodity Funds (2005-Present).	1	0

Director of the Adviser, (1995-Present); Chief Compliance Officer of the Adviser (2008-Present); Compliance Officer of the Adviser (2000-2007); Director, Wainwright (2004-Present); Director, Lyons Gate (2004-2009); Management director and secretary, Commodity Funds (2005-Present); Chief Compliance Officer and Chief Financial Officer, Commodity Funds (2006-Present); tax and financial consultant in private practice (1995 – Present).

	N/A	N/A
Director of Fund Administration (2004-Present); Senior Vice-President (2009-Present); Vice-President (2005-2009), ALPS Fund Services, Inc.[5]	N/A	N/A

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

[5]	Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.

[6]	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

1-800-394-5064 ■ www.ameristock.com	9

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Industry		Company	Symbol	Shares	Market Value
Common Stocks	98.46%

Aerospace & Defense	11.07%	Lockheed Martin Corp.	LMT	108,000	$8,046,000
		Raytheon Co.	RTN	85,000	4,113,150
		United Technologies Corp.	UTX	131,000	8,503,210

Banking	0.60%	PNC Financial Services Group Inc.	PNC	19,686	1,112,259

Biotechnology	4.22%	Amgen Inc. (a)	AMGN	150,000	7,890,000

Computers	4.16%	Accenture Ltd., Class A	ACN	201,000	7,768,650

Consumer Staples	9.06%	Coca-Cola Co.	KO	79,380	3,978,525
		Colgate-Palmolive Co.	CL	57,500	4,528,700
		Pepsico Inc.	PEP	61,960	3,776,462
		Procter & Gamble Co.	PG	77,200	4,630,456

Cosmetics/Personal Care	3.76%	Avon Products Inc.	AVP	265,000	7,022,500

Diversified Financial Services	3.64%	The Charles Schwab Corp.	SCHW	480,000	6,806,400

Electric - Integrated	1.93%	Exelon Corp.	EXC	95,000	3,607,150

Electrical Components & Equipment	0.61%	Emerson Electric Co.	EMR	26,000	1,135,940

Electronics	8.49%	Dell Inc.(a)	DELL	526,700	6,352,002
		Intel Corp.	INTC	53,160	1,033,962
		International Business Machines Corp.	IBM	68,600	8,470,728

Food	2.29%	Kellogg Co.	K	85,000	4,275,500

Healthcare	4.81%	Johnson & Johnson	JNJ	17,000	1,004,020
		Merck & Co. Inc .	MRK	227,940	7,971,062

Healthcare Services	3.73%	UnitedHealth Group Inc.	UNH	245,000	6,958,000

The accompanying notes are an integral part of the financial statements

10	Annual Report June 30, 2010

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2010

Industry		Company	Symbol	Shares	Market Value
Insurance	11.09%	Berkshire Hathaway Inc., Class A(a)	BRK/A	80	$9,600,000
		Loews Corp.	L	93,000	3,097,830
		Marsh & McLennan Cos. Inc.	MMC	355,000	8,005,250

Iron/Steel	3.53%	Nucor Corp.	NUE	172,000	6,584,160

Oil & Gas	3.55%	Exxon Mobil Corp.	XOM	116,200	6,631,534

Oil & Gas Services	3.62%	Schlumberger Ltd.	SLB	122,000	6,751,480

Retailing	8.38%	Best Buy Co. Inc	BBY	105,000	3,555,300
		Home Depot Inc.	HD	124,595	3,497,382
		TJX Cos. Inc.	TJX	205,000	8,599,750

Software	1.82%	Microsoft Corp.	MSFT	147,560	3,395,356

Telecommunications	8.10%	AT&T Inc.	T	327,343	7,918,427
		Cisco Systems Inc. (a)	CSCO	174,000	3,707,940
		Verizon Communications Inc.	VZ	124,809	3,497,148
Total Common Stocks	98.46%	(Cost $201,842,691)			$183,826,233
Short-Term Bank Debt Instruments	1.52%	Wells Fargo - Grand Cayman
		0.03%, due 07/01/10		2,836,177	2,836,177
Total Short-Term Bank Debt Instruments	1.52%	(Cost $2,836,177)			$2,836,177
Total Investments	99.98%	(Cost $204,678,868)			$186,662,410
Other Assets in Excess of Liabilities	0.02%				45,403
Net Assets	100.00%	Equivalent to $29.75 per share on 6,276,480 shares of Capital Stock Outstanding			$186,707,813

(a)	Non-Income Producing Security

The accompanying notes are an integral part of the financial statements

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STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010

Assets:
Investment Securities at Market Value (cost - see below)	$186,662,410
Accounts Receivable
Fund Shares Sold	26,146
Dividends	209,085
Interest	2
Total Assets	186,897,643

Liabilities:
Accounts Payable
Fund Shares Redeemed	40,916
Accrued Management Fee	140,941
Accrued Directors’ Fees	7,973
Total Liabilities	189,830
Net Assets	$186,707,813

Net Assets Consist of:
Capital Paid In	$251,234,350
Accumulated Undistributed Net Investment Income	1,557,319
Accumulated Net Realized Loss on Investments	(48,067,398)
Net Unrealized Depreciation on Investments Based on Identified Cost	(18,016,458)
Net Assets	$186,707,813

Net Asset Value Per Share
Net Assets	$186,707,813
Shares of Capital Stock Outstanding	6,276,480
(100 Million shares, $.005 par value authorized)
Net Asset Value	$29.75
Redemption Price per Share	$29.75
Cost of Investments	$204,678,868

The accompanying notes are an integral part of the financial statements

12	Annual Report June 30, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2010

Investment Income:
Dividends	$4,537,994
Interest	1,130
Total Investment Income	4,539,124

Expenses:
Management Fee (Note 2)	1,809,925
Directors Fees (Notes 3)	84,000
Total Expenses	1,893,925
Net Investment Income	2,645,199

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	6,441,375
Net Change in Unrealized Appreciation/Depreciation on Investments	15,019,798
Net Realized and Unrealized Gain on Investments	21,461,173
Net Increase in Net Assets from Operations	$24,106,372

The accompanying notes are an integral part of the financial statements

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STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009
From Operations:
Net Investment Income	$2,645,199	$3,742,194
Net Realized Gain/(Loss) on Investment	6,441,375	(53,415,101)
Net Change in Unrealized Appreciation/
Depreciation on Investments	15,019,798	(10,512,462)
	24,106,372	(60,185,369)

Distributions to Shareholders:
Net Investment Income	(2,115,832)	(12,776,883)
Capital Gains	–	(3,448,698)
	(2,115,832)	(16,225,581)

Share Transactions:
Shares Sold	19,658,291	31,038,948
Shares Issued as Reinvestment of
Dividends and Distributions	2,086,359	16,010,216
Cost of Shares Redeemed	(42,269,248)	(88,729,394)
	(20,524,598)	(41,680,230)

Net Increase/(Decrease) in Net Assets	1,465,942	(118,091,180)

Net Assets:
Beginning of Year	185,241,871	303,333,051
End of Year*	$186,707,813	$185,241,871

*Includes Accumulated Undistributed Net Investment Income of:	$1,557,319	$1,027,952

The accompanying notes are an integral part of the financial statements

14	Annual Report June 30, 2010

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30,
	2010	2009	2008	2007	2006
Net asset value
Beginning of Year	$26.73	$36.28	$46.36	$40.45	$39.66

Net investment income(a)	0.40	0.50	1.03	0.81	0.87
Net Gains/(Losses) on Securities - Realized and Unrealized	2.93	(7.74)	(9.10)	6.74	0.79

Total From Investment Operations	3.33	(7.24)	(8.07)	7.55	1.66

Dividend Distribution
Net Investment Income	(0.31)	(1.82)	(0.50)	(1.64)	(0.87)
Capital Gains	–	(0.49)	(1.51)	–	–

Total Distributions	(0.31)	(2.31)	(2.01)	(1.64)	(0.87)

Net Asset Value at End of Year	$29.75	$26.73	$36.28	$46.36	$40.45

Total Return	12.38%	(19.59)%	(18.03)%	18.88%	4.27%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$186.71	$185.24	$303.33	$523.23	$611.60
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.83%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.75%	2.42%	1.85%	2.21%
Portfolio turnover rate(b)	51%	30%	14%	16%	10%

(a)	Based on Average Shares Outstanding.

(b)

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2010 were $101,630,268 and $119,644,623, respectively.

The accompanying notes are an integral part of the financial statements

1-800-394-5064 ■ www.ameristock.com	15

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“40 Act”), as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund pursues its investment objective prinicipally in common stocks, focusing on large capitalization companies headquartered in the United States. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

16	Annual Report June 30, 2010

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The company also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2010, June 30, 2009, June 30, 2008, and June 30, 2007.

ESTIMATES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest,

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brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $1,809,925 from the Fund for the year ended June 30, 2010.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2010 constituted 84.18% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2010, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 62.42% of the Ameristock Mutual Fund, Inc.

The officers of the Fund and the directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the directors who is not an “interested person” of the Fund as defined by the 40 Act is paid $28,000 per year, payable quarterly, and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2010, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $251,234,350 for the Ameristock Mutual Fund, Inc.

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009
Shares Sold	624,765	1,008,323
Shares Issued in Reinvestment of Dividends and Distributions	64,774	633,065
Total	689,539	1,641,388
Shares Redeemed	(1,342,771)	(3,072,227)
Net Decrease in Shares	(653,232)	(1,430,839)

Shares Outstanding - Beginning of Year	6,929,712	8,360,551
Shares Outstanding - End of Year	6,276,480	6,929,712

5. FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

18	Annual Report June 30, 2010

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s assets:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$183,826,233	–	–	$183,826,233
Short-Term Bank
Debt Instruments	–	$2,836,177	–	2,836,177
Total	$183,826,233	$2,836,177	–	$186,662,410

  * For detailed descriptions of industries, see the accompanying Schedule of Investments.

For the period ended June 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the period ended June 30, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(TAX BASIS) As of June 30, 2010

Gross Appreciation (excess of value over tax cost)	$12,321,717
Gross Depreciation (excess of tax cost over value)	(30,338,175)

Net Unrealized Depreciation	$(18,016,458)

Cost of investments for Income Tax Purposes	$204,678,868

7. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid during the year ended June 30, 2010 and the year ended June 30, 2009 was as follows:

	For the Year Ended June 30,
	2010	2009
Distributions paid from:
Ordinary Income	$2,115,832	$14,747,887
Long-Term Capital Gain	–	1,477,694
Total	$2,115,832	$16,225,581

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Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States.

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$1,557,319
Accumulated Net Realized Loss on Investments	(48,067,398)
Net Unrealized Depreciation	(18,016,458)

Total	$(64,526,537)

At June 30, 2010, the Fund has available for tax purposes unused capital loss carryovers of $14,306,951 which will expire in 2017 and capital loss carryovers of $33,760,447 which will expire in 2018.

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis, which approximates market value.

20	Annual Report June 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Ameristock Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameristock Mutual Fund, Inc. (the “Fund”) as of June 30, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and the financial highlights for the years indicated prior to June 30, 2010, were audited by another independent registered public accounting firm, which expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc. as of June 30, 2010, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

August 16, 2010

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SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2010. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2009.

During the year ended June 30, 2010, 100.00% of the dividends paid by the Fund from ordinary income qualify for the corporate dividends received deduction.

Also during the year ended June 30, 2010, 100.00% of the dividends paid by the Fund from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended June 30, 2010, the Fund paid the following distributions per share on December 12, 2009:

Ordinary Income Dividends	$3.14621

Total Distributions	$3.14621

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec .gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on May 17, 2010, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and Ameristock Corporation (the “Adviser”).

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement. The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement, including certain information specifically requested by the Directors and provided by the Adviser. In addition, at their meetings throughout the year, the Directors review information on an ongoing basis regarding the Fund and the services furnished by the Adviser under the Agreement.

22	Annual Report June 30, 2010

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors the reports and other information received from the Adviser and the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement. The Directors compared the Fund’s investment performance and the management fee and other expenses incurred by the Fund with the performance and expenses of certain other similar investment companies (e.g., funds with similar asset levels that employ a value investment strategy and invest primarily in large capitalization companies) and its investment performance with the performance of various securities indices. The Independent Directors also discussed the re-approval of the Agreement in a private session with their separate counsel, at which no representatives of the Adviser were present. Based on their evaluation of all material factors, including those described below, the Directors determined to continue the Agreement until June 30, 2011. In voting to re-approve the Agreement, the Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director attributed different weights to different factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Independent Directors considered, among other things, that the Fund was managed in a conservative fashion with a long term view. It was noted that the Adviser had been generally consistent in its investment style and that the relative investment performance of the Fund had improved in recent years. The Independent Directors noted that the Fund’s investment performance over the three- and ten-year periods ended March 31, 2010 and since inception had exceeded that of the S&P 500 Citigroup Value Index (including its predecessor), as well as that of the full S&P 500 Index, while the Fund’s performance over the one-year and five-year periods ended March 31, 2010 had trailed the comparison indexes. The Independent Directors also compared the Fund’s investment performance over various periods to that of other funds in the Morningstar large cap value category and that of smaller groups of selected large cap value and large cap blend funds.

The Independent Directors considered further the non-advisory services provided by the Adviser, including its management of the Fund’s compliance program and its oversight of the Fund’s other service providers. It was noted that neither the Fund nor the Adviser had had any material compliance issues over the life of the Fund, that the Adviser had devoted substantial resources to compliance, and that the Adviser was being assisted by an experienced third party service provider in the administration of the Fund. The Independent Directors considered the other business activities of the Adviser and its personnel. The Independent Directors also considered the representations from the Adviser’s management that additional capital would be contributed to the Adviser. Based on this and other information, the Independent Directors concluded that the nature, extent and quality of the services provided by the Adviser, including the terms of the Management Agreement, were adequate.

As to the management fee charged by the Adviser, the Independent Directors observed that the Fund employed a unitary fee arrangement, whereby the Adviser

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paid substantially all of the ordinary operating expenses of the Fund. As a result, in evaluating the management fee, it was appropriate to compare the total expense ratio of the Fund with those of other similar funds. In this regard, it was noted that the Fund’s total expense ratio was above, but reasonably close to, the median for fund classes in the Morningstar large cap value category with assets between $100 million and $250 million, and that many of the fund classes in the comparison group were part of much larger funds and/or fund organizations. The Independent Directors concluded that the Fund’s management fee was reasonable in relation to the services provided.

As to the profits realized by the Adviser from its relationship with the Fund, the Independent Directors considered, among other financial information, the modified profit and loss analyses for the past two years that were provided by the Adviser. The Independent Directors noted that the Adviser’s profitability had declined from the preceding year to a small net loss (on an modified basis) due in large part to the relatively low level of Fund assets. The Independent Directors acknowledged the inherent limitations of profitability analyses, including the incomplete or dissimilar data available and the uncertainty of the various allocations and other assumptions necessary. Based on the information provided, the Independent Directors concluded that the profitability of the Adviser from its relationship with the Fund did not appear excessive. In addition, it did not appear that the Adviser received any significant benefit from the Fund other than its management fee.

With respect to whether economies of scale would be realized by the Fund as it grows, it was noted that the management fee paid by the Fund to the Adviser is reduced from 1.00% to 0.75% on the portion of Fund assets exceeding $100 million and that the Fund’s assets had been declining. The Independent Directors concluded that the “breakpoint” in the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and potential asset levels within the next year, and that additional economies of scale had not been realized in light of the decline in Fund assets.

24	Annual Report June 30, 2010

Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145-1524

Legal Counsel

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec .gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2010 is also available (i) without a charge through the Fund’s website at www.ameristock .com; and (ii) on the Securities and Exchange Commission website at www.sec .gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

Item 2 - Code of Ethics

   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

   The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed to the registrant* for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $17,500 for the fiscal year ended June 30, 2010 and $25, 600 for fiscal year ended June 30, 2009.

(b)	Audit-Related Fees: The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2009. The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2009.

__________________________

* Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

(c)	Tax Fees: For the registrant’s fiscal years ended June 30, 2010 and June 30, 2009, aggregate fees of $2,500 and $4,000, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2010 and June 30, 2009, aggregate fees of $0 and $0, respectively, were billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for professional services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)	All other Fees: The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2009. The aggregate fees billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, other than the services reported in paragraph (b) and (c) were $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2009.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $2,500 for the fiscal year ended June 30, 2010 and $4,000 for the fiscal year ended June 30, 2009. The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2009.

(h) Not applicable

Item 5 - Audit Committee of Listed Registrants

Not Applicable

Item 6 – Schedule of Investments

   Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

   Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

   Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

   Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

   None.

Item 11 - Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on his evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 - Exhibits
(a)(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 12(a)(1).
(a)(2)	The certification required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as Exhibit.99.Cert.
(a)(3)	Not applicable.
(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as Exhibit 99.906CERT.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 2, 2010

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 2, 2010